                                                                   EXHIBIT 10.11

                      CONTINUING LETTER OF CREDIT AGREEMENT

                                                             Date: June 30, 2004

TO:  HSBC Bank USA
     452 Fifth Avenue
     New York, New York  10018

Gentlemen:

         Unless otherwise agreed in writing, the following Terms and Conditions shall apply to our application for and your issuance of each letter of credit on our behalf, including amendments or modifications thereto. Each such letter of credit shall hereinafter be referred to as the "Credit".

         1.  PREPAYMENT/REIMBURSEMENT. We agree in the case of each Draft, whether or not the Credit calls for Deferred Payments, to reimburse you at your principal banking office at the above address or at such other banking office of yours as you and we may agree upon in writing, at once, in United States currency in immediately available funds, the amount paid on such Draft, or, if so demanded by you, to pay to you at your office in advance, at least in time for cover to reach the place of payment at maturity, in United
             States currency in immediately available funds, the amount required to pay such Draft.

         2.  (a) COMMISSIONS. We agree to pay you, on demand, (i) your commission in connection with the Credit, at your customary rates in effect at the time of the Application (or at any special rate on which you shall agree with us, in writing), as well as (ii) the commission(s) of any correspondent, confirming, paying, accepting or negotiating banks at their customary rates in effect at the time of their taking any action in connection with the Credit. (b)
             INTEREST. Except as expressly provided for elsewhere in this
             Agreement or otherwise in writing signed or accepted by you, any and all amounts due you from us under this Agreement and/or the
             Application, including without limitation our obligations under paragraph 1 of this Agreement, shall bear interest, payable on demand, from the date due until paid in full at the lesser of the maximum rate allowed by law or a rate per year equal to two percent
             (2%) per year above your stated Reference Rate, as reflected on your books and records (the "Reference Rate"), which rate shall fluctuate from time to time when and as your Reference Rate shall change. Your determination of your Reference Rate shall be conclusive and final. We recognize and acknowledge that you may extend credit to others at rates below your stated Reference Rate.
             (c) FEES, COSTS AND EXPENSES. We agree to pay or reimburse you and your correspondents on demand for, and to indemnify and hold harmless you and your correspondents from and against, all costs, charges, and expenses, including reasonable attorneys' fees and expenses incurred by you and your correspondents arising in any manner, from, out of, or in connection with (i) the Application,
             (ii) this Agreement, (iii) the Credit, (iv) compliance with governmental exchange regulations applicable to the purchase of foreign currency, (v) collection of our Liabilities, (vi)
             protection of any of your or your correspondents' rights or interests in connection with any of the foregoing, and (vii) any litigation in connection with any of the foregoing. The foregoing obligation to pay, reimburse and indemnify shall not apply to the extent that any such costs, charges or expenses result from your or your correspondents' own gross negligence or bad faith. (d)
             PAYMENTS FREE OF TAXES. Any and all payments made to you under this
             Agreement shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, in any jurisdiction worldwide, excluding taxes imposed on your net income and all income and franchise taxes imposed on you. All such non-excluded taxes, levies, imposts, deductions, charges,
             withholdings and liabilities which are imposed with respect to this
             Agreement or any amount payable under it are hereinafter called
             "Taxes". If we shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this subparagraph), you shall receive an amount equal to the sum you would have received had no such deductions been made, (ii) we shall make such deductions, and (iii)
             we shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. We will indemnify you for the full amount of Taxes

             (including, without limitation, any Taxes imposed by any
             jurisdiction on amounts payable under this subparagraph) paid by you and any liability (including penalties, interest and expenses)
             arising therefrom or with respect thereto, whether or not such
             Taxes were correctly or legally asserted. Payment pursuant to this indemnification shall be made upon written demand therefor. Within
             30 days after the date of any payment of Taxes we will furnish you with evidence thereof. (e) RESERVES, ASSESSMENT CHARGES, CAPITAL
             REQUIREMENTS AND OTHER REGULATORY COSTS. In the event that you are required by, or as a result of any action or policy position taken by, any regulatory authority, to pay, institute, increase, maintain at any particular level or otherwise to incur any reserves, assessment charges or capital requirements or other regulatory costs in connection with or as a result of this Agreement or the
             Credit, in order for you to be in compliance with any present or future applicable law or governmental, regulation, guideline, order, interpretation (including but not limited to an
             interpretation by a court or any regulatory authority that any law or regulation requires or permits the imposition of such specified costs in connection with or as a result of this Agreement or the
             Credit) or request (whether or not having the force of law), we agree to pay you on demand and to indemnify and hold you harmless from and against all costs and expenses of, or of establishing or maintaining, such specified costs, as such costs and expenses shall be reasonably determined by you.

         3.  DEFINITIONS. As used in this Agreement: (a) "Bank Affiliate" shall include any person, firm or entity acting as nominee or agent for you, and any corporation which is directly or indirectly owned or controlled by, or under common control with you; (b) "Deferred
             Payment" shall mean an arrangement provided for in the Credit pursuant to which the Beneficiary shall have the right or
             obligation to present Documents for examination by you in advance of presenting a Drafts or Draft drawn under the Credit; (c)
             "Documents" shall mean any and all certificates, documents and statements accompanying or relating to the Credit and/or to Drafts drawn under the Credit, but shall not mean Drafts; (d) "Draft"
             shall mean a written request, order or demand for the payment of money, whether or not negotiable; (e) "Liabilities" shall include any and all of the obligations and liabilities under or with reference to the Credit, the Application, this Agreement, any other letter of credit issued by you and any and all other of our debts to, or held or to be held by, you in any jurisdiction worldwide, for your own account or as agent for another or others, whether created directly or acquired by assignment or otherwise; (f)
             "Party" shall include (i) us, (ii) any guarantor, surety or accommodation party with respect to, or any party that provides any collateral as security for, or any party that provides a comfort letter, letter of awareness, letter of intent or similar document with respect to any of the Liabilities, and (iii) if any Party is a
             partnership, any general partner of such Party; (g) "Property"
             shall mean any and all goods, merchandise, securities, funds, chosen in action, and any and all other forms of property whether real, personal or mixed, tangible or intangible, and any right or interest therein; (h) "UCC" shall mean the New York Uniform
             Commercial Code, as in effect from time to time; and (i) "UCP"
             shall mean the Uniform Customs and Practice for Documentary Credits
             adopted by the Congress of the International Chamber of Commerce
             ("ICC"), 1993 revision, ICC Publication No. 500 as amended or substituted for and as in effect from time to time.

         4.  ACCEPTABLE DOCUMENTS UNDER THE CREDIT; ADMINISTRATIVE AGREEMENTS.
             (a) SUBSTANTIAL COMPLIANCE. Except as expressly provided otherwise on the Application, we authorize you to accept as complying with the Credit any Drafts and/or Documents which are in substantial but not strict compliance with the Credit without affecting or relieving us of any of our Liabilities under this Agreement.
             Nevertheless, you may in your discretion, refuse to accept any or all such Drafts and/or Documents unless they are in strict compliance with the Credit. (b) APPLICANT'S INSTRUCTIONS. In administering the Credit, you and your correspondents may act in reliance upon any oral, telephonic, telegraphic, facsimile, electronic or written request, agreement, notice, consent, waiver or other communication believed in good faith to have been authorized by us, whether or not actually given or signed by an authorized person. (c) APPLICABLE STANDARDS. Except as otherwise expressly provided, you and/or your correspondents may, to the extent that you or they deem appropriate: (i) consider applicable to the Credit and any or all transactions thereunder any laws, regulations, customs, or usages, foreign or domestic, deemed appropriate and not inconsistent with the UCP; (ii) accept as
             "bills of lading" documents acknowledging receipt of property, for transportation by or on behalf of carriers, and, as "steamer bills of lading," such documents of carriers whether or not the entire transportation is by water; (iii) accept bills of lading not marked
             "notify the account party named in the Credit" or not indicating the letter of credit number notwithstanding anything herein specified to the contrary. (d) INSURANCE. We will cause the property covered by the Credit to be adequately insured in amounts, against risks and by companies satisfactory to you, assign the policies or certificates thereof to you or make loss payable to you, at your option, and furnish you upon request evidence of compliance with the foregoing. If you at any time deem such insurance inadequate for any reason, you may procure such insurance as you deem necessary, at our expense. (e) COMPLIANCE WITH
             REGULATIONS. We shall procure promptly necessary import, export or shipping licenses for the property covered by the Credit, comply with all governmental regulations, foreign or domestic (including exchange regulations) with regard thereto or the financing thereof, and furnish to you, at your request, certificates evidencing the foregoing, and on demand, pay to you, any amount(s) you may be required to expend in respect thereto. (f) RELEASE OF PROPERTY OR
             DOCUMENTS - TRUST RECEIPTS. if you deliver to us or upon our order any of the property, documents or instruments relative to the
             Credit, or held by you as security hereunder, prior to payment in full of all of our obligations secured thereby, we will deliver to you trust receipts therefor, or other security agreements and statements of trust receipt financing, or other financing
             statements, complying with applicable law and in such form as you may request, and pay all necessary filing fees, it being understood that any such delivery is made in reliance upon this Agreement and that your rights specified herein shall be in addition to your rights under any such applicable law, trust receipt or security agreement. (g) STEAMSHIP GUARANTY, ETC. (i) In case we ask you, orally or by written request, at any time prior to your receipt of documents relative to the Credit, to issue your Steamship Guaranty,
             Delivery Order or Air Release to the carrier company or its agent to enable us to receive the property covered by the Credit, we hereby indemnify and hold you harmless from all consequences of the delivery of said Guaranty, Delivery Order or Air Release and agree to pay you on demand any and all claims, losses and/or expenses that may arise under or in respect of said Guaranty, Delivery Order or Air Release. You also may at any time pay, compromise or adjust any such claim and we agree to pay you on demand any amount required or expended by you for such purpose. We will immediately upon receipt of the original bill(s) of lading arrange for the prompt release or return to you of any guaranty or release issued by you in connection with the Credit.

         5.  MODIFICATIONS, EXTENSIONS AND INCREASES. Any agreement to modify the Credit shall require the Beneficiary's consent. In your discretion, the Beneficiary's consent need not be in writing and may be indicated by the Beneficiary's acquiescence in modifications communicated to and received by the Beneficiary.

         6.  DIVISION OF RESPONSIBILITIES. (a) APPLICANT'S RESPONSIBILITIES. In
             the event you are compelled by any binding judgment, decree, order or award to make any payment under the Credit or to honor any
             Drafts or Documents as complying with the Credit, our obligations arising under this Agreement to reimburse you shall continue to apply or, if previously expired, shall be immediately restored, upon the rendering of any such judgment, decree, order or award, regardless of whether or not such judgment, decree, order or award shall be rendered, or any payment pursuant thereto shall be made, after the expiration of the Credit. (b) NON-RESPONSIBILITY OF
             BANKS. Subject to paragraph 7 of this Agreement, neither you nor your correspondents shall be liable for any of the following: (i)
             LACK OF CONTROL. Any matter or event beyond your or your
             correspondents' reasonable control; (ii) DOCUMENTS. The
             truthfulness or accuracy of any statement contained in any
             Document, or the validity, sufficiency, or genuineness of Documents or Drafts, even if such Documents or Drafts should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (iii) PARTIES ISSUING DOCUMENTS. The solvency or
             responsibility of any party issuing any Document; (iv) ARRIVAL OF
             DOCUMENTS. Any delay in arrival or failure to arrive of any
             Documents relating to the Credit; (v) NOTICES. Any delay in giving or failure to give any notice; (vi) LOCAL LAWS. Any laws, acts, decrees, customs or regulations, legal or illegal, of any
             government or governmental agency or of any authority actually in control, of or which may be effective in, places of negotiation and/or payment of the Credit or otherwise relating to the Credit,
             Documents, or Drafts under the Credit; (vii) WAR. Any declared or undeclared war or any military, guerrilla or terrorist operation;
             (viii) COMPLIANCE WITH CREDIT TERMS. Failure of any Draft or
             Document to bear any reference or adequate reference to the Credit;
             failure of Documents to accompany any Draft at negotiation; or
             failure of any person to note the amount of any Draft on the reverse of the Credit or to surrender or take up the Credit or to send or forward Documents apart from Drafts as required by the terms of the Credit; it is agreed that each of the provisions referred to in this subparagraph 6(b)(viii), if appearing as a requirement in the Credit itself, may be waived by you; (ix)
             COMMUNICATIONS. Errors, omissions, mutilations, losses, failures, defaults, interruptions or delays in transmission, delivery, receipt, or recording of any messages, by mail, telex, cable, telegraph, wireless, facsimile, SWIFT, or otherwise, whether or not arising out of the use of codes; (x) CORRESPONDENTS. Any act, error, neglect, default, insolvency or failure in business of any of your correspondents, or of correspondents of your correspondents except that any such correspondent shall be liable, if at all, solely for its own bad faith or gross negligence, or if and solely to the extent required by law and not disclaimable, for its own negligence; (xi) INVALID INSTRUCTIONS. Any consequence resulting from the

             fact that any instructions, oral or written, given to you
             purporting to be by us or on our behalf and believed by you in good faith and in the exercise of ordinary care to be valid, which pertain to the opening of the Credit, payments against Documents despite discrepancies, any modification of the Credit or any other action to be taken or omitted in connection with the Credit were, wholly or in part, unauthorized, fraudulent or otherwise invalid;
             (xii) UNIFORM CUSTOMS AND PRACTICE. Any matter as to which banks assume no liability or responsibility pursuant to the UCP; (xiii)
             TRANSLATIONS. Any consequence resulting from errors in or
             inadequacy of any translation of or in connection with: (A) the
             Application, if not entirely written in English, (B) the Credit, if the Credit is requested to be written in any language other than
             English, or (C) any Document or Draft not entirely written in
             English; or (xiv) GOOD FAITH. Without limiting the foregoing, any act or omission of you or your correspondents in good faith except, respectively, solely for your or your correspondent's own gross negligence or bad faith or, if and solely to the extent required by law and not disclaimable, for your or its own negligence. In any event, neither you nor any correspondent shall have any liability for any special, consequential or punitive damages. (c) PAYMENTS BY
             CORRESPONDENTS; FAILURE TO RECEIVE TRANSMITTED DOCUMENTS. If the
             Credit provides that payment is to be made by your correspondent, neither you nor such correspondent shall be responsible for your failure to receive any of the Documents specified in the Credit or for any delay in connection with them. Our obligation to make reimbursement shall not be affected by any such failure or delay.
             (d) DELIVERY OF DOCUMENTS. (i) if the Credit calls for sight Drafts without providing for Deferred Payments, Documents presented under the Credit shall be released by you to us or at our instruction promptly after you pay the respective Draft, once we shall have complied with paragraph 1; (ii) if the Credit calls for Deferred
             Payments, Documents presented under the Credit in advance of Drafts shall be released by you to us or at our instruction promptly after you examine the Documents, provided they conform to the terms and conditions of the Credit, but such release shall not affect or reduce our obligations under paragraph 1.

         7.  INDEMNITY. In addition to our obligations under other provisions of this Agreement, we hereby agree to indemnify and hold you harmless from and against any and all costs, expenses (including reasonable attorneys' fees and expenses), losses, claims, obligations and liabilities arising in any manner from, out of, or in connection with, the Application, this Agreement or the Credit, and your issuing the Credit or acting thereunder or hereunder, or in connection with any action, suit or proceeding seeking to enjoin or restrain you from acting pursuant to the Credit, the Application or this Agreement, including but not limited to all obligations and responsibilities imposed by foreign law and usages and any and all claims resulting from the endorsement and/or Transfer to us or at our request of any Documents and/or your acting in accordance with our instructions, unless caused by your gross negligence or bad faith or, if and solely to the extent required by law and not disclaimable, for your negligence. We hereby similarly indemnify and hold harmless each and every correspondent acting in connection with the Credit, except with respect to any such correspondent's gross negligence or bad faith or, if and solely to the extent required by law and not disclaimable, negligence.

         8.  GOVERNMENTAL COMPLIANCE. (a) COMPLIANCE. We agree: (i) to comply with all applicable foreign and United States governmental laws, rules, regulations, orders and other requirements, including without limitation those arising under or relating to international agreements, relating to the transactions in connection with the
             Credit, and (ii) to furnish such documentation and certificates regarding compliance with governmental requirements as you may at any time require; (b) IMPORT AND EXPORT RESTRICTIONS, ETC. Without limiting the foregoing, we warrant and represent that every transaction in connection with the Credit will be in compliance with, and will not be prohibited under, any applicable governmental law, rule, regulation, licensing requirement or order regarding foreign asset controls, export controls, import controls,
             antiboycott requirements, foreign funds controls and foreign sanctions.

         9.  RULES GOVERNING CREDIT. The Credit applied for by the Application shall be subject to and interpreted in accordance with the UCP as in effect on the date the Credit shall be issued and, if and to the extent so provided by you in your discretion in the Credit and to the extent not inconsistent with the UCP, to the internal law
             (excluding conflict of laws rules) of the State of New York including without limitation Article 5 of the UCC.

         10. WARRANTIES AND REPRESENTATIONS. We warrant and represent to you:
             (a) If we purport to be a partnership or corporation, that we have been duly formed under applicable law and are in good standing in the jurisdiction where we have been organized. (b) That we are authorized to do business in each jurisdiction where we are doing business. (c) That the Application and this Agreement have been and are duly authorized and validly executed in accordance with applicable law and all governing documents and agreements. (d)
             That the Application and this Agreement are our legal, valid and binding obligations and are enforceable against us in accordance with their terms. (e) That no authorization, consent or approval of any governmental or regulatory authority is or will be required or, if required, that each such authorization, consent or approval has been duly acquired, in connection with all matters relating to the
             Application, this Agreement and the Credit. (f) That no document executed or thing done in connection with the Application, this
             Agreement or the Credit is or shall be in conflict with or constitute a default under any agreement, instrument or applicable law to which we are a party or by which we are bound. (g) That there is no action, suit or proceeding pending or, to our
             knowledge, threatened against us which could have a material adverse affect on our financial condition or business, except as disclosed in writing to you.

         11. SUPPLYING INFORMATION. We agree to furnish to you, promptly upon your request therefor, copies of our financial statements (audited and/or unaudited), as well as all documents and forms filed with the United States Securities and Exchange Commission, and such other information respecting our business or properties or our condition or operations, financial or otherwise, as you may from time to time reasonably request.

         12. SECURITY INTEREST; SET-OFF. You shall have a continuing lien and right of set-off on, and are hereby granted a first priority security interest in, all of our deposits (general and special) and credits at any time maintained with you or any Bank Affiliate, and may apply all or part of the same to any Liabilities, at any time or times, without prior notice. As security for the prompt and unconditional payment of any and all Liabilities, you shall have a continuing lien on, and are hereby granted a first priority security interest in, all of our property and the proceeds thereof now or hereafter held or received by or for you or any Bank
             Affiliate for any purpose, whether or not for the express purpose of serving as collateral security for the Liabilities, and in: (i)
             all documents or instruments accompanying or relative to drafts under the Credit and all property shipped, stored or otherwise disposed of in connection with the Credit or in any way relating thereto and all proceeds of the foregoing; and (ii) all our rights and causes of action against all parties arising from or in connection with the contract of sale or purchase of the property covered by the Credit, or any guarantees, agreements or other undertakings (including those in effect between us and any other account party or the beneficiary named in the Credit), credits, policies of insurance or other assurances in connection therewith.
             We agree at any time or from time to time, upon your demand, to furnish you with additional security to your satisfaction. We further agree to execute such financing statements and other writings as shall be necessary to perfect and maintain your security interest in the aforesaid property and to pay all costs of filing financing, continuation and termination statements with respect to such security interest, and where the applicable law permits, we hereby authorize you to file any such financing statements without our signature. You may at any time or times transfer into your or your nominee's name all or any part of such security, before or after maturity of any of the Liabilities and without any notice to us or any other person. Whenever you deem it necessary for your or our protection, or after an Event of Default specified in paragraph 13, or other default, you shall thereupon have, in addition to all other rights and remedies under applicable law, the rights and remedies of a secured party under the Uniform
             Commercial Code of New York. Any notice of disposition of property shall be deemed reasonable if mailed at least five days before such disposition to our last address on your records. If the Liabilities are secured by a security agreement and/or other security documents which we have separately delivered to you (whether or not such documents make specific reference to this Agreement), reference to such documents is made for a description of the collateral provided thereby and of your and our rights therein. Your rights and remedies provided for hereunder (including but not limited to the right to accelerate Liabilities and to realize on any security for
             Liabilities) are cumulative with your rights and remedies available under any other instrument or agreement or under applicable law. We will do all such other acts and things and will execute and deliver all such other instruments and documents, including further security agreements, pledges, endorsements, assignments, and notices as you may reasonably deem necessary or advisable from time to time in order to perfect and preserve the liens in the
             collateral as contemplated by this Agreement. You, acting through your officers, employees and authorized agents, are hereby irrevocably appointed our attorney-in-fact to do, at our expense, all acts and things which you may reasonably deem necessary or advisable to preserve, perfect, continue to perfect and/or maintain such liens in the collateral and your priority therein, including the signing of financing, continuation or other similar statements and notices on our behalf. We hereby authorize you to sign and file financing statements with respect to the collateral referred to above without our signature. We shall pay all filing fees for financing statements with respect to such collateral.

         13. CHARGE TO DEPOSIT ACCOUNT. Each amount which may become due and payable to you under this Agreement may, in your discretion and if not otherwise paid, be charged by you to any account of ours with you, without prior notice to us, either against any available funds then in such account, or creating an overdraft. The amount of any overdraft shall bear interest, payable on demand, in accordance with subparagraph 2(b) of this Agreement.

         14. EVENTS OF DEFAULT. Each of the following shall be an Event of
             Default hereunder: (a) NONPAYMENT. The nonpayment when due of any part of the Liabilities. (b) BANKRUPTCY; ADVERSE PROCEEDINGS. (i)
             The commencement of any proceeding by or against any Party under the United States Bankruptcy Code (or any successor statute); (ii)
             the commencement of any proceeding by or against any Party under any other bankruptcy law or under any reorganization, insolvency, arrangement, adjustment, composition, relief, receivership, liquidation, dissolution or moratorium law; (iii) the appointment of, or the commencement of any proceeding seeking the appointment of, a trustee, receiver or similar official for any Party or for any Property of any Party; (iv) the making by any Party of an assignment for the benefit of creditors; (v) any action taken by any Party to authorize any of the actions set forth in any of clauses (i)-(iv) of this subparagraph 13(b); (vi) the issuance of any warrant, process, order of attachment, garnishment or other lien or levy and/or the filing of a lien as a result thereof against any material portion of any property of any Party; or (vii)
             the commencement of any proceeding under, or the use of any of the provisions of, any law relating to the enforcement of judgments of any jurisdiction by any judgment creditor against any material portion of any property of any Party or the issuance of any injunction against any Party provided that any of the foregoing shall not be discharged within thirty (30) days. (c) NONCOMPLIANCE.
             (i) Any default with respect to any contract or agreement with you;
             (ii) the appearing at any time that any representation, warranty, statement or information given or hereafter given to you by or on behalf of any Party was materially incorrect or incomplete when given; (iii) the failure of any Party to furnish to you, promptly when required or when requested by you, copies of its financial statements in such form, and such other information respecting its business, properties, condition or operations, financial or otherwise, as you may reasonably request; (iv) the validity, binding effect or enforceability of any Party's obligations under any contract or agreement with you (including but not limited to any of the Liabilities) being challenged or questioned, whether or not by the institution of proceedings; (v) the failure of any Party at all times to keep security with you in an amount in relation to the Liabilities satisfactory to you or to insure in your favor and to your satisfaction any of its property. (d) ADVERSE CHANGES. (i)
             The occurrence of a material adverse change in any Party's financial condition; (ii) any Party's death or incompetence (if a natural person) or dissolution or liquidation (if a corporation, partnership or other entity); (iii) any material default by any
             Party with respect to any material contract or agreement other than with you; (iv) any default by any Party pursuant to which any person, firm or entity shall have the power to effect an
             acceleration with respect to any indebtedness or other obligation of such Party; (v) any acceleration or demand of payment with respect to any indebtedness or other obligation of any Party; (vi)
             any Party's insolvency however evidenced; (vii) your deeming yourself insecure; (viii) the suspension of business of any Party;
             (ix) any Party's material failure to pay any tax when due; (x) the expulsion of any Party from any exchange or any loss, nonrenewal or invalidity of any Party's material license, permit, franchise, patent, copyright, trademark or the like. (e) BUSINESS STRUCTURE
             CHANGES. (i) The condemnation, seizure, appropriation or taking of possession of any material part of the property of, or the assumption of control over the management of, any Party by, or on order of, any court or governmental authority; (ii) any change in control of any Party; (iii) any merger or consolidation involving any Party; (iv) any Party's sale or other transfer of substantially all of its assets; (v) any bulk sale by any Party; (vi) any change in the nature or structure of any Party's business. (f) EXCHANGE
             CONTROLS. (i) Any Party's failure to obtain any exchange control permit deemed by you to be necessary or appropriate; (ii) if any exchange control permit shall have been issued, the failure to obtain the renewal of such exchange control permit at least 30 days prior to its expiration date.

         15. CONSEQUENCES OF DEFAULT. If any Event of Default shall occur, then:
             (a) Any or all of the Liabilities (including, without limitation, all Liabilities under this Agreement or in connection with the
             Credit, whether or not then matured or otherwise payable, including but not limited to obligations to make reimbursement to you for presented Drafts or to pay you in advance for Drafts which are not yet presented or due or which may be issued under the Credit, whether or not then issued) shall, with respect to the Event of
             Default in subparagraph (b)(i), automatically, and with respect to all other Events of Default, at your option, become at once due and payable without notice, presentment, demand for payment, protest or notice of dishonor, which are hereby expressly waived; (b) Any such amounts on account of Liabilities for payment in advance for Drafts which are not yet presented or due or which may be issued, under the Credit whether or not then issued which we shall pay to you in advance, shall be for application to drawings under the Credit to the maximum amount which may then or thereafter be drawn and to our other obligations under this Agreement. Twenty (20) business days after (i) the expiration of the Credit, and (ii) any reasonable additional time determined by you to be appropriate for you to receive and to take all necessary or appropriate action (including but not limited to making payment or reimbursement) in connection with Documents and Drafts presented (either at your counters or at other than your counters) prior to the expiration of the Credit, you shall repay to us any such amount (after deducting all amounts paid or applied, and/or a reasonable reserve for amounts
             anticipated by you to be or become payable, in accordance with this
             Agreement) as shall then remain on hand; and (c) You shall have all rights and remedies available to you under applicable law, including but not limited to the UCC.

         16. NUMBER OF PARTIES. ONE APPLICANT. If this Agreement is signed by one individual, the terms "we," "our," and "us" shall be read throughout as "I," "my," and "me", as the case may be. (b) JOINT
             AND SEVERAL LIABILITY. If this Agreement is signed by two or more parties, it shall be the joint and several agreement of such parties and they shall be jointly and severally liable.

         17. TRANSFERS, SUCCESSORS AND ASSIGNS. (a) CONTINUING OBLIGATIONS. The
             Liabilities shall bind us, our heirs, executors, administrators, successors and permitted assigns and shall continue after the expiration or cancellation of the Credit and until all of the
             Liabilities shall have been paid, satisfied and performed in full.
             (b) TRANSFERS BY BANK; WAIVER OF DEFENSES. (i) All rights, benefits and privileges hereby conferred on you shall be and hereby are extended to and conferred upon and may be enforced by your successors and assigns. Without limiting your rights hereunder, you may transfer the Credit and whether or not in connection therewith, you may transfer all or part of your rights and obligations under
             (A) this Agreement (B) any collateral, mortgage, lien or security interest, however denominated, securing this Agreement, (C) any guaranty of, any subordination to, and any other of your rights against any third party(ies) in connection with this Agreement, and/or (D) any document or instrument evidencing or relating to the foregoing. (ii) in connection with any such transfer transaction,
             (A) we authorize you to disclose any information you may have or acquire about us to any prospective or actual transferee and (B)
             the provisions of paragraph 11 (Security Interest; Set-off) shall apply to any of our accounts with and claims against any
             transferee, to the extent of any transfer. (iii) We hereby waive all defenses (except such defenses as may be asserted against a holder in due course of a negotiable instrument) which we may have or acquire against any transferee who takes this Agreement, or any complete or partial interest in it, for value, in good faith and without notice that any of our obligations hereunder are overdue or have been dishonored or of any defense against or claim to it on the part of any person. (c) NO TRANSFERS BY APPLICANT. Without your express written permission, we shall have no right to assign any of our rights or delegate any of our obligations and any such purported assignment or delegation shall be void. (d) PARTNERSHIP
             APPLICANTS. The obligations of this Agreement shall continue in force and shall apply, notwithstanding any change in the membership of any partnership executing this Agreement, whether arising from the death or retirement of one or more partners or the admission of one or more new partners.

         18. PARTIAL UNENFORCEABILITY. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization, without invalidating the remaining provisions hereof in that or any other jurisdiction and without affecting the validity, enforceability or legality of such provision in any other jurisdiction.

         19. SUBMISSION TO JURISDICTION; APPLICABLE LAW. This Agreement and all
             rights, obligations and liabilities arising hereunder shall be construed according to the internal laws of the State of New York, without giving effect to conflict of laws principles. (a)
             SUBMISSION. We hereby submit to the non-exclusive jurisdiction of the federal and state courts sitting in the County of New York,
             State of New York, with respect to any dispute arising from, out of, or in connection with the Application, the Credit, this
             Agreement or any Document. (b) SOVEREIGN IMMUNITY WAIVER. In
             connection with any action, suit or proceeding we hereby
             irrevocably waive any sovereign immunity we may have or hereafter acquire, including but not limited to immunity from jurisdiction of any court, from any legal process (whether through service, notice or otherwise) from attachment prior to judgment, from attachment in aid of execution, from execution or otherwise, with respect to ourselves or our Property. (c) SERVICE OF PROCESS. Service may be
             made on us by mailing a copy of the legal process to us at the
             Applicant's

             address appearing on the Application (unless your department handling the transaction shall have received notice of change of address, in which case such legal process shall be mailed to us at such changed address). (d) NEW YORK LAW. This Agreement and all rights, obligations and liabilities arising hereunder shall be construed according to the internal laws of the State of New York, without giving effect to conflict of laws principles.

         20. YOUR RIGHT TO ARBITRATION. (a) WE AGREE THAT ANY ACTION, DISPUTE,
             PROCEEDING, CLAIM OR CONTROVERSY BETWEEN OR AMONG YOU AND US
             WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ("DISPUTE" OR
             "DISPUTES") SHALL, AT YOUR ELECTION, WHICH ELECTION MAY BE MADE AT
             ANY TIME PRIOR TO THE COMMENCEMENT OF A JUDICIAL PROCEEDING BY YOU,
             OR IN THE EVENT OF A JUDICIAL PROCEEDING INSTITUTED BY US AT ANY
             TIME PRIOR TO THE LAST DAY TO ANSWER AND/OR RESPOND TO A SUMMONS
             AND/OR COMPLAINT MADE BY YOU, BE RESOLVED BY ARBITRATION IN NEW
             YORK, NEW YORK IN ACCORDANCE WITH THE PROVISIONS OF THIS PARAGRAPH
             21 AND SHALL, AT YOUR ELECTION, INCLUDE ALL DISPUTES ARISING OUT OF
             OR IN CONNECTION WITH (I) THIS AGREEMENT OR ANY RELATED AGREEMENTS
             OR INSTRUMENTS, (II) ALL PAST, PRESENT AND FUTURE AGREEMENTS
             INVOLVING THE PARTIES, (III) THE CREDIT OR ANY OTHER TRANSACTION
             CONTEMPLATED HEREBY AND ALL PAST AND FUTURE TRANSACTIONS INVOLVING
             THE PARTIES, AND (IV) ANY ASPECT OF THE PAST, PRESENT OR FUTURE
             RELATIONSHIP OF THE PARTIES. You may elect to require arbitration of any Dispute with us without thereby being required to arbitrate all Disputes between you and us. Any such Dispute shall be resolved by binding arbitration in accordance with Title 9 of the U.S. Code and the Commercial Arbitration Rules of the American Arbitration
             Association ("AAA"). In the event of any inconsistency between such
             Rules and these arbitration provisions, these provisions shall supersede such Rules. All statutes of limitations which would otherwise be applicable shall apply to any arbitration proceeding under this subparagraph 21(a). In any arbitration proceeding subject to these provisions, the arbitration panel (the
             "arbitrator") is specifically empowered to decide (by documents only, or with a hearing, at the arbitrator's sole discretion)
             pre-hearing motions which are substantially similar to pre-hearing motions to dismiss and motions for summary adjudication. In any such arbitration proceeding, the arbitrator shall not have the power or authority to award punitive damages to any party. Judgment upon the award rendered may be entered in any court having jurisdiction. Whenever an arbitration is required, the parties shall select an arbitrator in the manner provided in subparagraph
             21(d). (b) No provision of, nor the exercise of any rights under, subparagraph 21(a) shall limit the right of any party (i) to foreclose against any real or personal property collateral through judicial foreclosure, by the exercise of a power of sale under a deed of trust, mortgage or other security agreement or instrument, pursuant to applicable provisions of the Uniform Commercial Code, or otherwise pursuant to applicable law, (ii) to exercise self help remedies including but not limited to setoff and repossession, or
             (iii) to request and obtain from a court having jurisdiction before, during or after the pendency of any arbitration,
             provisional or ancillary remedies and relief including but not limited to injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies or exercise of self help remedies shall not constitute a waiver of your right, even if you are the plaintiff, to submit the Dispute to arbitration if you would otherwise have such right. (c) You may require arbitration of any Dispute(s) concerning the lawfulness, unconscionableness, propriety, or reasonableness of any exercise by you of your right to take or dispose of any collateral or your exercise of any other right in connection with collateral
             including, without limitation, judicial foreclosure, exercising a power of sale under a deed of trust or mortgage, obtaining or executing a writ of attachment, taking or disposing of property with or without judicial process pursuant to Article 9 of the
             Uniform Commercial Code or otherwise as permitted by applicable law, notwithstanding any such exercise by you. (d) Whenever an arbitration is required under subparagraph 21(a), the arbitrator shall be selected, except as otherwise herein provided, in accordance with the Commercial Arbitration Rules of the AAA. A single arbitrator shall decide any claim of $100,000 or less and he or she shall be an attorney with at least five years' experience.
             Where the claim of any party exceeds $100,000, the Dispute shall be decided by a majority vote of three arbitrators, at least two of whom shall be attorneys (at least one of whom shall have not less than five years' experience representing commercial banks). The arbitrator shall have the power to award recovery of all costs and fees (including attorneys' fees, administrative fees, arbitrator's fees, and court costs) to the prevailing party. In the event of any
             Dispute governed by this paragraph 21, each of the parties shall, subject to the award of the arbitrator, pay an equal share of the arbitrator's fees.

         21. NOTICES. Any notice to you shall be deemed effective only if sent to and when received at your department conducting the transaction or transactions in question relating to the Credit, the Application or this Agreement. Any notice to or demand on any of us shall be binding on all of us and shall be deemed effective when first delivered by hand or when sent to the Applicant named on the
             Application by mail, telegraph, telex, facsimile, SWIFT, cable, radio, telephone or otherwise to the Applicant's address or telephone number appearing on the Application or to such other address as we shall have notified you. Each of us hereby
             irrevocably designates the Applicant as agent to receive notice hereunder on his or its behalf.

         22. CHANGES, CAPTIONS. This Agreement and the Application may not be
             changed or terminated orally. Except as provided in subparagraph
             4(c), this Agreement and the Application may not be supplemented by any oral agreement whatsoever. The captions in this Agreement are inserted for reference only and shall not modify the text of any provision or be considered parts of this Agreement.

         23. JURY TRIAL WAIVER; OTHER WAIVERS. (a) YOU AND EACH OF US HEREBY
             WAIVE TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING, IN RESPECT
             OF OR ARISING OUT OF THIS AGREEMENT, THE CREDIT, OR ANY RELATED
             DOCUMENTS OR INSTRUMENTS AND EACH OF US ALSO WAIVES THE RIGHT TO
             INTERPOSE ANY SETOFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION,
             ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE, AND ANY CLAIM
             FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES. (b) No provision hereof and no right or remedy of yours may be waived by any future action or course of dealing. You shall not be deemed to have waived any of your rights hereunder, unless you or your authorized agent shall have signed an express waiver in writing. No such waiver, unless expressly stated otherwise therein, shall be effective as to any transaction which occurs subsequent to the date of such waiver, nor as to any continuance of a breach after such waiver. (c)
             Neither your failure nor any delay to exercise any right in connection with this Agreement shall operate as a waiver thereof or preclude any other or further exercise thereof, nor shall any single or partial waiver of any such right preclude any other or further exercise thereof, or the exercise of any other right, which is hereby waived.

         The opening of the Credit shall be subject to the foregoing Application and the terms and conditions of this Agreement.

                                            AGREED TO:

                                            Applicant's Name: Movie Star, Inc.

                                            (Signature) By: /s/ Thomas Rende
                                            Print Name: Thomas Rende
                                            Print Title: Chief Financial Officer

                                            Applicant's Taxpayer Identification/
                                            Social Security Number:  13-2643042

                                  HSBC BANK USA
                        APPLICATION FOR LETTER OF CREDIT

                                          ================ =====================
                                          Date             For Bank Use Only L/C
                                          ================ =====================

We request that HSBC Bank USA issue an CONTINUING LETTER OF CREDIT AGREEMENT with the following terms and conditions and transmit it by:

    MAIL      AIRMAIL         FULL TEXT TELEX/SWIFT
---      ----             ----

     AIRMAIL WITH PRELIMINARY TELEX/SWIFT* ADVICE
-----

*  SWIFT:  SOCIETY FOR WORLDWIDE INTERBANK FINANCIAL TELECOMMUNICATIONS.

==============================================================================================================
FOR ACCOUNT OF (APPLICANT)                                  IN FAVOR OF (BENEFICIARY)
(Full Name, Address, & Account No.)                         (Full Name & Address)

-------------------

-------------------

-------------------

--------------------------------------------------------------------------------------------------------------

TOTAL MAXIMUM AMOUNT (in U.S. dollars only)                 ADVISING BANK (if left blank, you may choose bank)

--------------------------------------------------------------------------------------------------------------
AMOUNT:                                  EXPIRATION DATE:                      PLACE OF EXPIRATION:

==============================================================================================================

AVAILABLE BY DRAFT(S) [ ] AT SIGHT DRAWN ON YOU, OR [ ] ON DEFERRED BASIS ___
                      DAYS AFTER DOCUMENTS ARE PRESENTED FOR EXAMINATION, IN
                      EITHER CASE DRAWN ON YOU, AND UNLESS OTHERWISE INSTRUCTED
                      FOR ___% OF THE INVOICE VALUE (USUANCE)

ACCOMPANIED BY THE FOLLOWING DOCUMENTS, AS CHECKED (in triplicate, unless otherwise indicated): CHECK REQUIRED DOCUMENTS:

[ ] Commercial Invoice                 [ ] Packing List
[ ] Customs Invoice                    [ ] Certificate of Origin
[ ] Marine & War Insurance Policy and/or Certificate
[ ] Other Documents

[ ] Truck B/L Consigned To:
                           -------------------------------------
[ ] Air Way Bill Consigned to:
                               ---------------------------------
[ ] ON BOARD Original Ocean Bill of Lading (if more than one original has been issued, all are required) issued to order of:

    HSBC Bank USA, N.Y. DATED NOT LATER THAN                marked: NOTIFY
                                             ---------------              ----------

    Showing: [ ] Freight Prepaid   [ ] Freight Collect

COVERING: Merchandise described in the invoice as: (Mention commodity only in generic terms omitting details as to grade, quality, etc.)

Check one: [ ] FAS  [ ] FOB  [ ] C&F [ ] CIF  [ ]C&I  [ ] OTHER

Shipment from:                                                                         Discount charges, if any, for
To:        [ ] Partial Shipments Prohibited  [ ] Transhipments Prohibited account of: [ ] Applicant  [ ] Beneficiary

[ ] OTHER INSTRUCTIONS:

------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

[ ] SEE ATTACHMENT, WHICH IS AN INTEGRAL PART OF THIS APPLICATION

ALL BANKING CHARGES OUTSIDE THE USA ARE FOR:

[ ]  OUR ACCOUNT BENEFICIARY'S ACCOUNT

NOTE: PARTIAL DRAWINGS (PERMITTED, UNLESS OTHERWISE INDICATED BELOW):

[ ]  PARTIAL DRAWINGS NOT TO BE PERMITTED

                                           --------------------------
                                           BY:
                                              --------------------------------
                                              TITLE: